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                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT



    We consent to the use in this Amendment No. 1 to Registration Statement No. 33-55369 of Fleming Companies, Inc. of our report dated February 10, 1994, appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



Deloitte & Touche LLP


Oklahoma City, Oklahoma


October 25, 1994